STATE BANCORP, INC.

Annual Stockholders' Meeting

April 27, 2010

Thomas M. O'Brien

President and CEO

Agenda

- The Year in Review
- Financial Performance
- Economic Outlook for 2010
- Building Our Business
- Questions and Discussion

Forward Looking Statements And Risk Factors

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "is confident that," and similar expressions are intended to identify forward-looking statements. The forward-looking statements involve risk and uncertainty and a variety of factors that could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to, changes in: market interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, the quality and composition of the loan or investment portfolios, demand for loan products, demand for financial services in the Company's primary trade area, litigation, tax and other regulatory matters, accounting principles and guidelines, other economic, competitive, governmental, regulatory and technological factors affecting the Company's operations, pricing and services and those risks detailed in the Company's periodic reports filed with the SEC. Investors are encouraged to access the Company's periodic reports filed with the SEC for financial and business information regarding the Company at www.statebankofli.com. The Company undertakes no obligation to publish revised events or circumstances after the date hereof.

Non-GAAP Disclosure

The Company believes these non-GAAP financial measures provide both management and investors a more complete understanding of the underlying operational results and trends and the Company's marketplace performance. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the numbers prepared in accordance with generally accepted accounting principles in the United States.

Building Capital and Balance Sheet

- Aggressively liquidated high risk credits
- Increased capital through various measures
- Continued strengthening of net interest margin through proactive management of balance sheet

Building Service Delivery

- Continued to reduce unacceptable risks in our business
- Strengthened already highly competent team of business banking professionals
- Continued enhancement of systems and infrastructure to improve service delivery and security

The Year in Review

Building the Brand

- Continued branch renovations and new signage program
- Held regular client events to solidify relationships and provide access to senior management
- Built upon strong community presence
- Increased overall marketplace visibility

Building Corporate Governance

- Implemented stockholder-friendly initiatives
- Received overwhelming approval of three proposals submitted at Special Stockholder's Meeting

Financial Performance

STATE BANCORP, INC.

Loans & Leases



Year - End
$1,200
$1,000
$800
$600
$400
$200
$0
In Millions
62.6
921.1
66.5
974.5
1,122.5
1,098.3
2006
2007
2008
2009
LEASING SUBSIDIARY
STATE BANK

STATE BANCORP, INC.

Net Income



Year End
$15
$10
$5
$0
-$5
-$10
-$15
-$20
In Millions
11.5
6.2
1.8
(14.8)
2006
2007
2008
2009



1Q
$15
$10
$5
$0
-$5
-$10
-$15
-$20
In Millions
(5.1)
3.0
1Q '09
1Q '10

STATE BANCORP, INC.

Total Non-Accrual Loans



$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
Total Non-Accrual Loans (In Millions)
500%
450%
400%
350%
300%
250%
200%
150%
100%
50%
0%
Allowance as a % of Total Non-Accrual Loans
1Q 2Q 3Q 4Q
2007
1Q 2Q 3Q 4Q
2008
1Q 2Q 3Q 4Q
2009
1Q
2010
TOTAL NON-ACCRUAL LOANS
ALLOWANCE AS A % OF TOTAL NON-ACCRUAL LOANS

STATE BANCORP, INC.

Expenses and Head Count



Year End
In Millions
105
90
75
60
45
30
15
0
-15
400
350
300
250
200
150
100
50
0
371
344
295
290
37.6
51.9
43.8
48.5
7.4
1.8
5.4
49.7
44.5
42.0
43.1
(12.1)
2006
2007
2008
2009
OPERATING EXPENSES
NON-RECURRING
HEAD COUNT



1Q
105
90
75
60
45
30
15
0
-15
10.2
11.0
1Q '09
1Q '10

STATE BANCORP, INC.

Deposit Portfolio



Year End
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
In Millions
1,566.2
1,329.9
1,481.0
1,349.6
40%
40%
20%
60%
32%
43%
25%
68%
35%
41%
24%
65%
27%
45%
28%
73%
2006
2007
2008
2009
DEMAND
SAVINGS
TIME

STATE BANCORP, INC.

Net Interest Margin



9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
YIELD ON LOANS
NET INTEREST MARGIN
COST OF FUNDS
1Q 2Q 3Q 4Q
2006
1Q 2Q 3Q 4Q
2007
1Q 2Q 3Q 4Q
2008
1Q 2Q 3Q 4Q
2009
1Q
2010

STATE BANCORP, INC.

Capital Ratios



TOTAL CAPITAL / RISK-WEIGHTED ASSETS
LEVERAGE RATIO
TANGIBLE COMMON EQUITY RATIO
16%
14%
12%
10%
8%
6%
4%
2%
0%
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q
2006
2007
2008
2009
2010

Economic Outlook

2010 Economic Outlook

- Economy remains fragile with high unemployment levels
- Elevated business risks
- Interest rates will remain historically low for near future restraining consumer spending
- Disinflationary pressures that will likely to continue to suppress asset values and pricing power.

Looking Ahead

Building Our Business

Profitability and Growth

- Obtain growth through organic measures and potential acquisitions
- Take advantage of dislocation in market
- Continue focus on developing strong client relationships to increase loan and deposit penetration
- Bolster new client acquisition through continued emphasis on employee empowerment and motivation

Strengthening Capital and Balance Sheet

- Continue strong balance sheet management
- Aggressively manage credit portfolio
- Continue liquidity management with a focus on relationships and increasing core deposits
- Commitment to solid enterprise-wide risk management

Building Our Business

Building the Brand

STATE BANK

Real People. Real Solutions.




STATE BANK
24 Hour Banking
STATE BANK

STATE BANCORP, INC.


A Real Chance to Pursue Opportunity.
Put Your Business in a Better State.
Put Your Business in a Better State.
STATE BANK

Thank You!

Questions
&
Discussion